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                       FIRST AMENDMENT TO MASTER AGREEMENT



         THIS FIRST AMENDMENT TO MASTER AGREEMENT ("Agreement") is made as of the 21st day of November 1996, among Doubletree Corporation, a Delaware corporation ("Tree"), RFS, Inc., a Tennessee corporation (the "Lessee"), RFS Hotel Investors, Inc., a Tennessee corporation ("RFSI"), RFS Partnership, L.P., a Tennessee limited partnership (the "Lessor"), RFS Leasing, Inc., a Tennessee corporation and a wholly-owned subsidiary of the Lessee (the "Additional Lessee"), RFS Financing Partnership, L.P., a Tennessee limited partnership (the "Additional Lessor") and DTR RFS Lessee, Inc., a California corporation ("DTR Lessee").

                                    RECITALS


         A. The Lessor and the Lessee are parties to that certain Consolidated Lease Amendment dated as of February 27, 1996 (the "Existing Lease"), which Existing Lease represents (as of the date hereof) forty-eight (48) separate leases (the "Existing Leases").

         B. The Lessor and DTR Lessee are parties to that certain Lease Agreement dated as of May 30, 1996 (the "Existing DTR Lease").

         C. The Lessor currently owns forty-eight (48) hotel properties described in Exhibit A that are leased under the Existing Lease to the Lessee and owns the hotel property described in Exhibit B (the "Del Mar Hotel") that is leased under the Existing DTR Lease to DTR Lessee.

         D. The Lessor is transferring to the Additional Lessor as of the date hereof its fee interest in 15 of the hotel properties (the "Transfer Hotels"), identified on Exhibit A and Exhibit B as Transfer Hotels, and in connection with such transfer the Lessor desires to assign to the Additional Lessor all of its rights under (1) the 14 leases represented by the Existing Lease


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relating to all of the Transfer Hotels other than the Del Mar Hotel (the "14
Existing Leases") and (2) the Existing DTR Lease relating to the Del Mar Hotel.

         E. In connection with the transfer of the Transfer Hotels to the Additional Lessor, at the request of the Lessor and the Additional Lessor, (1) the Lessee has agreed to assign to the Additional Lessee all of its rights under the 14 Existing Leases and (2) DTR Lessee has agreed to assign to the Additional Lessee the Existing DTR Lease relating to the Del Mar Hotel.

         F. The Additional Lessor and the Additional Lessee desire to amend certain provisions of the 14 Existing Leases and the Existing DTR Lease.

         G. The Lessor and the Lessee desire to amend certain provisions of the Existing Lease relating to the 34 hotel properties (the "Remaining Hotels") identified on Exhibit A as Remaining Hotels.

         H. The parties hereto desire to amend the Master Agreement dated as of February 1, 1996 (the "Original Master Agreement") among Tree, Seedling Merger Subsidiary, Inc. (which was subsequently merged into the Lessee), the Lessee, RFSI and the Lessor, to make certain amendments and other agreements with respect to the foregoing and the Original Master Agreement.

                                  AGREEMENTS


         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Master Agreement. Unless the context otherwise

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requires, (a) references to the singular shall include the plural and vice versa, (b) references to gender shall include all genders, (c) references to designated "Sections" or other subdivisions are references to the designated Sections or other subdivisions of this Amendment or the Original Master Agreement, as applicable, (d) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP and, if applicable, the Uniform System of Accounts (as defined in the Existing Lease) and (e) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Amendment or the Original Master Agreement, as applicable, as a whole and not to any particular Section or other subdivision.

         2.       ASIGNMENT AND ASSUMPTION THE 14 EXISTING LEASES AND THE

                  EXISTING

                  a.       By the Lessor and the Additional Lessor:
                           (i)  The Lessor hereby (A) assigns to the Additional

                  Lessor all of its right, title and interest in and to the 14 Existing Leases and the Existing DTR Lease and (B) conveys, transfers and assigns to the Additional Lessor all of its interest in and to any fixtures, equipment and other personal property used in connection with the Transfer Hotels.

                           (ii) The Additional Lessor hereby (A) accepts the
                  assignments, conveyances and transfers in paragraph (i) above and (B) assumes all of the obligations of the Lessor under the 14 Existing Leases and the Existing DTR Lease accruing from and after the date hereof.

                           (iii) The Lessor hereby agrees to hold the Additional
                  Lessor harmless from the obligations and liabilities of the "Lessor" under the 14 Existing Leases

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                  and the Existing DTR Lease arising from or relating to events or circumstances occurring prior to the date hereof. The Additional Lessor hereby agrees to hold the Lessor harmless from the obligations and liabilities of the "Lessor" under the 14 Existing Leases and the Existing DTR Lease arising from or relating to events or circumstances occurring on or after the date hereof.

                  b.       By the Lessee, DTR Lessee and the Additional Lessee:
                           (i) The Lessee hereby (A) assigns to the Additional

                  Lessee all of its right, title and interest in and to the 14 Existing Leases and (B) conveys, transfers and assigns to the Additional Lessee all of its interest in and to any fixtures, equipment and other personal property used in connection with the Transfer Hotels other than the Del Mar Hotel.

                           (ii) DTR Lessee hereby (A) assigns to the Additional
                  Lessee all of its right, title and interest in and to the Existing DTR Lease and (B) conveys, transfers and assigns to the Additional Lessee all of its interest in and to any fixtures, equipment and other personal property used in connection with the Del Mar Hotel.

                           (iii) The Additional Lessee hereby (A) accepts the
                  assignments, conveyances and transfers in paragraphs (i) and
                  (ii) above and (B) assumes all of the obligations of the Lessee under the 14 Existing Leases and of DTR Lessee under the Existing DTR Lease, in each case accruing from and after the date hereof.

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                           (iv) Each of the Lessee and DTR Lessee hereby agrees
                  to hold the Additional Lessee harmless from the obligations and liabilities of the "Lessee" under the 14 Existing Leases and the Existing DTR Lease, respectively, arising from or relating to events or circumstances occurring prior to the date hereof. The Additional Lessee hereby agrees to hold harmless the Lessee and the DTR Lessee from the obligations and liabilities of the "Lessee" under the 14 Existing Leases and the Existing DTR Lease, respectively, arising from or relating to events or circumstances occurring on or after the date hereof.

                  c. The Lessor agrees to look solely to the Lessee with respect to the obligations of the "Lessee" under the 14 Existing Leases accruing, or arising from or relating to events or circumstance occurring, prior to the date hereof and solely to the DTR Lessee with respect to the obligations of the "Lessee" under the Existing DTR Leas accruing, or arising from or relating to events or circumstances occurring, prior to the date hereof; and the Additional Lessor agrees that it will have no rights or claims with respect thereto. The Additional Lessor agrees to look solely to the Additional Lessee with respect to the obligations of the "Lessee" under the 14 Existing Lease and the Existing DTR Lease accruing, or arising from or relating to events or circumstances occurring, from and after the date hereof; and the Lessor agrees that it will have no rights or claims with respect thereto.

                  d. The Lessee and the DTR Lessee agree to look solely to the Lessor with respect to the obligations of the "Lessor" under the 14 Existing Leases and the Existing DTR Lease, respectively, accruing, or arising from or relating to events or circumstances

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         occurring, prior to the date hereof; and the Additional Lessee agrees that it will have no rights or claims with respect thereto. The Additional Lessee agrees to look solely to the Additional Lessor with respect to the obligations of the "Lessor" under the 14 Existing Leases and the Existing DTR Lease, respectively, accruing, or arising from or relating to events or circumstances occurring, from and after the date hereof; and the Lessee and the DTR Lessee each agrees that it will have no rights or claims with respect thereto.

         3. MODIFICATION AND AMENDMENT OF THE EXISTING LEASE AND THE EXISTING DTR LEASE.

                  a. Contemporaneously with the execution of this Agreement, the Additional Lessor and the Additional Lessee shall execute the Second Consolidated Lease Amendment pursuant to which the 14 Existing Leases and the Existing DTR Lease shall be restated and amended, effective as of the date hereof.

                  b. Contemporaneously with the execution of this Agreement, Agreement, the Lessor and the Lessee shall execute the Third Consolidated Lease Amendment pursuant to which the 34 leases represented by the Existing Lease relating to the Remaining Hotels shall be restated and amended, effective as of the date hereof.

         4. AMENDMENTS TO THE ORIGINAL MASTER AGREEMENT. The following amendments to the Original Master Agreement shall be effective as of the date hereof:

                  a. Section 1 of the Original Master Agreement shall be amended hereby as follows:

                           (i) the definition of "Current Hotels" shall be deleted in its entirety and the following substituted therefor:

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                           CURRENT HOTELS - shall mean the hotels leased by the
                           Lessee from the Lessor as of the Closing Date, plus the Del Mar Hotel. (ii) the definition of "Default by the Lessee" shall be deleted in its entirety and the following substituted therefor:

                           DEFAULT BY THE LESSEE - shall have the meaning set forth in Section 15a.

                           (iii) the definition of "Percentage Lease" shall be deleted in its entirety and the following substituted therefor:

                           PERCENTAGE LEASE - shall mean, (A) with respect to a Current Hotel that is a Transfer Hotel, the percentage lease with respect to such hotel represented by the Second Consolidated Lease Amendment between the Additional Lessor and the Additional Lessee, (B) with respect to a Current Hotel that is not a Transfer Hotel, the percentage lease with respect to such hotel represented by the Third Consolidated Lease Amendment between the Lessor and the Lessee and (C) with respect to each Additional Hotel, the percentage lease entered into between the Lessor and the Lessee with respect to such hotel.

                           (iv) the definition of "Percentage Rent" shall be
                  amended hereby by inserting the clause "or Additional Lessee's" after the word "Lessee's."

                  b. Section 4(b) of the Original Master Agreement shall be amended by inserting the following at the end of Section 4(b):

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                           Notwithstanding any provisions of this Section 4(b)
                  to the contrary, the Additional Lessor and the Additional Lessee shall have the same rights and obligations as the Lessor and the Lessee, respectively, under this Section 4(b), provided, however, that such rights and obligations are and shall remain subject to the terms of the Consolidated Lease Estoppel, Subordination, Attornment and Non-Disturbance Agreement dated as of November 21, 1996 (the "SND Agreement") among the Additional Lessor, the Additional Lessee and LaSalle National Bank for so long as the SND Agreement remains in effect.

                  c. Section 5(a) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                           a. NET WORTH. At all times during the terms of the Percentage Leases relating to the Remaining Hotels and the Additional Hotels, Tree shall cause the Lessee to maintain and the Lessee shall maintain, a Net Worth in an amount at least equal to $11,000,000. At all times during the terms of the Percentage Leases relating to the Transfer Hotels, Tree and the Lessee shall cause the Additional Lessee to maintain and the Additional Lessee shall maintain, a Net Worth in an amount at least equal to $4,000,000. The Lessee shall at all times maintain an adequate amount of Working Capital to operate the Remaining Hotels and the Additional Hotels. The

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                Additional Lessee shall at all times maintain an

                adequate amount of Working Capital to operate the
                                Transfer Hotels.

                  d. Section 7(a) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                           a. Changes in Structure. Tree represents that as of November 21, 1996, the Additional Lessee is a wholly-owned subsidiary of the Lessee and the Lessee is a wholly-owned subsidiary of Tree and Tree will have the sole economic and voting interest in the Lessee. Until the earlier to occur of (i) the expiration of ten years following the Closing Date or
                           (ii) the date of redemption or conversion of the Preferred Stock, without the prior written consent following not less than 60 days prior written notice to the Lessor or the Additional Lessor, as the case may be, which consent shall not be unreasonably withheld, Tree, the Lessee and the Additional Lessee shall not permit any merger, sale of its stock or sale, transfer or conveyance of all or substantially all of the assets of the Lessee or the Additional Lessee if, as a result thereof, the Lessee or the Additional Lessee, or the surviving entity, would cease to be controlled, directly or indirectly, by Tree. After the date described in the preceding sentence, any merger, sale of stock, transfer or conveyance of all or substantially all of the assets of the Lessee or the Additional Lessee which results in the Lessee

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                           or the Additional Lessee ceasing to be controlled,
                           directly or indirectly, by Tree shall require the prior written consent of the Lessor or the Additional Lessor, as the case may be, which consent shall not be unreasonably withheld and which shall be granted by the Lessor or the Additional Lessor, as the case may be, if the party proposed to acquire control of the Lessee or the Additional Lessee or its assets obtains the approval of the Franchisors to serve as franchise licensee for the affected Hotels and, if applicable, of liquor licensing authorities for the affected Hotels, and either (x) has substantial experience in the leasing and/or managing of hotels of the type then owned by the Lessor or the Additional Lessor, as the case may be, and in the operation of hotels licensed by one or more of the Franchisors, or (y) provides reasonable assurance to the Lessor or the Additional Lessor, as the case may be, that such party will maintain the senior management organization of the Lessee or the Additional Lessee, as the case may be, materially intact, or (z) enters into management arrangements for the operation of the affected Hotels under terms satisfactory to the Lessor or the Additional Lessor, as the case may be, during the remainder of the terms of the Percentage Leases, by an entity that satisfies either (x) or (y) above. Prior to any transaction otherwise permissible under the preceding sentence,

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                           Tree, the Lessee or the Additional Lessee, as the
                           case may be, and the proposed transferee shall acknowledge and agree in writing with the Lessor or the Additional Lessor, as the case may be, with respect to the restrictions on change in control set forth herein and shall agree that no further transfer of capital stock or assets may be made by such transferee except pursuant to the provisions of this Section.

                  e. Section 7(c) of the Original Master Lease Agreement shall be amended hereby by inserting the clause "and the Additional

         Lessee" after the word "Lessee."

                  f. Sections 8, 9 and 10 of the Original Master Agreement shall be deleted in their entirety and the following substituted therefor:

                           8. Financial Statements; Indemnification; Due Diligence; Confidentiality.

                                a. Financial Disclosure. During the term of any Percentage Lease, Tree, the Lessee and the

                        Additional Lessee agree:

                                            (i)  to make available to RFSI, the
                                Lessor and the Additional Lessor,

                                                      (A) not more than 30 days
                                            following the end of the first three
                                            calendar quarters of each year,
                                            quarterly unaudited financial
                                            statements, including balance sheet,
                                            statement of operations, statement
                                            of

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                                            shareholders' equity, statement of
                                            cash flows and schedules for each of
                                            the Lessee and the Additional Lessee
                                            for the most recently ended calendar
                                            quarter and the comparable prior
                                            year period prepared in conformity
                                            with GAAP;

                                                     (B) not more than 60 days
                                            after the end of each calendar year,
                                            audited annual financial statements
                                            and schedules for each of the Lessee
                                            and the Additional Lessee for the
                                            most recently ended calendar year
                                            prepared in accordance with GAAP,
                                            audited by a national accounting
                                            firm reasonably acceptable to RFSI,
                                            the Lessor and the Additional
                                            Lessor;

                                                     (C) any historical
                                            financial information necessary to
                                            re-state historical financial
                                            information to conform to the
                                            presentation of each of the Lessee's
                                            and the Additional Lessee's audited
                                            and unaudited financial statements
                                            at any future time; and

                                                     (D) on a timely basis, any
                                            other information reasonably
                                            requested by RFSI, the Lessor or the
                                            Additional Lessor to permit RFSI,
                                            the

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                                            Lessor or the Additional Lessor to
                                            meet their filing and reporting
                                            requirements under the 1934 Act and
                                            to file and have declared effective
                                            registration statements under the
                                            1933 Act, including providing
                                            information necessary to complete
                                            the "Management's Discussion and
                                            Analysis of Financial Condition and
                                            Results of Operations" section of
                                            RFSI's 1934 Act reports and 1933 Act
                                            registration statements as it may
                                            relate to the Lessee, the Additional
                                            Lessee or the Hotels.

                                            (ii) to provide to RFSI, the Lessor
                                            and the Additional Lessor operati
                                    and financial reports described on Exhibit E hereto.

                                            (iii) that the Lessee and the
                                    Additional Lessee shall bear the cost of obtaining, preparing and providing all information required to be furnished to the Lessor, the Additional Lessor and RFSI under this Section 8(a), including the cost and related expenses of the annual audit of the financial statements of the Lessee and the Additional Lessee, except as provided in
                                    Section 5 of the First Amendment to Master
                                    Agreement.

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                                    b. Indemnification. RFSI and the Lessor
                  agree, jointly and severally, to indemnify, defend (with counsel acceptable to the Lessee), and hold harmless the Lessee, the Additional Lessee and their respective officers, directors and controlling persons from and against any losses, claims, damages, expenses or liabilities (or actions in respect thereof) to which the Lessee, the Additional Lessee and their respective officers, directors or controlling persons may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities or actions in respect thereof arise out of or are based upon the 1934 Act reports or 1933 Act registration statements of RFSI or the Lessor, except to the extent any such claims, liabilities, losses, damages, expenses, or liabilities (or actions in respect thereof) result from any untrue statement of a material fact or omission of any material fact in the information provided by the Lessee or the Additional Lessee to RFSI, the Lessor or the Additional Lessor pursuant to subsections (i) and (ii) of this Section 8(a). The Lessee and Tree agree, jointly and severally, to indemnify, defend (with counsel acceptable to RFSI and the Lessor) and hold harmless RFSI, the Lessor and the Additional Lessor, and their respective officers, directors and controlling persons from and against any losses, claims, damages, expenses or liabilities (or actions in respect thereof) to which RFSI, the Lessor or the Additional Lessor or their respective officers, directors or controlling

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                  persons may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact or omissions of any material fact in any information furnished by the Lessee or the Additional Lessee to RFSI, the Lessor or the Additional Lessor pursuant to subsections (i)(A), (B) and (C) of this Section 8(a).

                                    c.      DUE DILIGENCE.  During the term of
                           any Percentage Lease, Tree, the Lessee and the Additional Lessee agree:

                                            (i) to permit the Lessor, the
                                    Additional Lessor and RFSI, together with their independent public accountants, counsel, financial advisors, underwriters, underwriters' counsel, rating agencies, lenders and others having a legitimate interest in the Lessee's, the Additional Lessee's or the Hotels' financial condition and results of operations, during regular business hours, upon reasonable notice and at the sole cost of the Lessor, the Additional Lessor and RFSI (provided there shall be no charge by the Lessee or the Additional Lessee to the Lessor, the Additional Lessor or RFSI for the time of the Lessee's or the Additional Lessee's officers or employees), to interview

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                                    officers and employees of the Lessee or the
                                    Additional Lessee and to have access to and review:

                                                     (A) the general accounting
                                            records of the Lessee or the
                                            Additional Lessee or any Hotel for
                                            purposes of performing an audit of
                                            the Lessee or the Additional Lessee
                                            or any Hotel in accordance with
                                            generally accepted auditing
                                            standards and to conduct reasonable
                                            due diligence with respect to the
                                            Lessee or the Additional Lessee and
                                            their respective business activities
                                            and the Hotels; and

                                                     (B) the Lessee's or the
                                            Additional Lessee's corporate
                                            records, minutebooks, contracts and
                                            other documents, agreements or items
                                            relating to the operation of the
                                            Hotels and the Lessee's or the
                                            Additional Lessee's financial
                                            condition.

                                    (ii) to cooperate promptly and fully with the Lessor, the Additional Lessor and RFSI, upon request and at the cost of Lessor and the Additional Lessor (except with respect to the cost of obtaining, preparing and providing the information required to be furnished to RFSI, the Lessor and the Additional Lessor under Section 8(a) above and any costs relating to the time of employees or officers

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                                    of the Lessee, the Additional Lessee or
                                    Tree, other than as provided in Section 5 of the First Amendment to Master Agreement), in making available such information with respect to the Lessee, the Additional Lessee or the Hotels as may be required by any regulatory agency, including the Commission and the National Association of Securities Dealers, Inc., the Nasdaq Stock Market or any stock exchange on which RFSI's, the Lessor's or the Additional Lessor's securities may be registered, listed or traded.

                                            (iii) to use their best efforts to
                                    cause the independent public accountants preparing audits of the Lessee or the Additional Lessee to provide RFSI, the Lessor or the Additional Lessor, at the sole cost of the Lessor, the Additional Lessor and RFSI, with all consents of such accountants required for RFSI's, the Lessor's or the Additional Lessor's filings under the 1933 Act or the 1934 Act or to have RFSI's, the Lessor's or the Additional Lessor's registration statements be declared effective under the 1933 Act.

                                    d.      CONFIDENTIALITY. To the extent
                           Lessor, the Additional Lessor or RFSI on the one hand, or the Lessee, the Additional Lessee or Tree on the other, obtains information or

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                           becomes aware of material information concerning the
                           other that is not disclosed in a public announcement or filing under the 1933 Act or the 1934 Act by Tree or RFSI, each party agrees that it shall not improperly disclose or unlawfully utilize such information or otherwise act unlawfully with respect thereto.

                           9. REIT REQUIREMENTS.

                                    a. Tree, the Lessee and the Additional
                  Lessee understand that, in order for RFSI to qualify as a REIT, the following requirements (the "REIT Requirements") must be satisfied:

                                            (i) The average of the adjusted tax
                                    bases of the Lessor's or the Additional
                                    Lessor's personal property that is leased to the Lessee or the Additional Lessee under a lease at the beginning and end of a calendar year cannot exceed 15% of the average of the aggregate adjusted tax bases of all of the Lessor's or the Additional Lessor's property that is leased to the Lessee or the Additional Lessee under such lease at the beginning and end of such calendar year.

                                            (ii) Neither the Lessee nor the
                                    Additional Lessee can sublet the property that is leased to it by the Lessor or the Additional Lessor, or enter into any similar arrangement, on any basis such that the rental or other

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                                    amounts paid by the sublessee thereunder
                                    would be based, in whole or in part, on
                                    either (i) the net income or profits derived by the business activities of the sublessee or (ii) any other formula such that any portion of the rent paid by the Lessee or the Additional Lessee to the Lessor or the Additional Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

                                            (iii) Neither the Lessee nor the
                                    Additional Lessee can sublease the property leased to it by the Lessor or the Additional Lessor to, or enter into any similar arrangement with, any person in which RFSI owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code.

                                            (iv) RFSI cannot own, directly or
                                    indirectly, a 10% or more interest in the Lessee or the Additional Lessee, within the meaning of Section 856(d)(2)(B) of the Code.

                                            (v) No person can own, directly or
                                    directly, capital stock of RFSI that exceeds the "Limit" (as defined in RFSI's Charter, as amended and restated).

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                           b. Tree, the Lessee and the Additional Lessee agree,
                  and agree to use reasonable efforts to cause their Affiliates, to use their best efforts to permit the REIT Requirements to be satisfied. Tree, the Lessee and the Additional Lessee agree, and agree to use reasonable efforts to cause their Affiliates, to cooperate in good faith with RFSI, the Lessor and the Additional Lessor to ensure that the REIT Requirements are satisfied, including but not limited to, providing RFSI with information about the ownership of Tree, the Lessee, the Additional Lessee and their Affiliates to the extent that such information is reasonably available. Tree, the Lessee and the Additional Lessee agree, and agree to use reasonable efforts to cause their Affiliates, upon request by RFSI, and, where appropriate, at RFSI's expense, to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Tree, the Lessee or the Additional Lessee shall notify, or use reasonable efforts to cause their Affiliates to notify, RFSI of such noncompliance.

                  10. TERMINATION OF REIT STATUS. Notwithstanding anything herein or in any Percentage Lease to the contrary, in the event RFSI terminates its status as a real estate investment trust for federal income tax purposes, the Lessor and the Additional Lessor may elect to terminate all then-existing Percentage Leases and terminate the Right of First Refusal by providing the Lessee or the Additional

         Lessee, as the case may be, at least 30 days prior written notice, or such longer notice as may be required by statute or regulation to comply with the WARN Act or other similar or successor federal or state laws, and by satisfying the following requirements:

                           (i) if such terminations occur prior to sale,
                  redemption or conversion of all of the Preferred Stock, RFSI shall purchase from the Lessee within twenty (20) business days after the date of such terminations, all of the then-outstanding Preferred Stock then owned by the Lessee at a price per share equal to the greater of (A) the Stated Value plus all accrued and unpaid dividends at the date of such redemption or (B) the product of (1) the weighted average of the sales prices of RFSI's common stock for all transactions reported on the Nasdaq Stock Market or principal exchange on which RFSI's common stock is then traded during the ten (10) business days preceding the second business day preceding the date of purchase of the Preferred Stock or, if RFSI's common stock is no longer traded on the Nasdaq Stock Market or a recognized exchange, the fair market value thereof as mutually agreed by RFSI and the Lessee, or if RFSI and the Lessee cannot so agree, by appraisal by an independent third party designated by RFSI and the Lessee or by their respective designees multiplied by (2) the number of shares of Common Stock into which a share of Preferred Stock then held by the

                  Lessee would be convertible, if converted on the business day preceding the date of the redemption; and

                                    (ii) if such terminations occur prior to the
                  tenth (10th) anniversary of the Closing Date, the Lessor shall pay to the Lessee an amount equal to $5,000,000, which amount shall be reduced by $41,667 for each calendar month which has expired during the ten (10) year period following the Closing Date; and

                                    (iii) the Lessor or the Additional Lessor
                  shall pay the Lessee or the Additional Lessee, as the case may be, the fair market value of the Percentage Leases based on the then-remaining terms of the Percentage Leases determined in the manner set forth in Article XXXVIII of the Form Percentage Lease. The Lessor and the Additional Lessor must elect to terminate both the Right of First Refusal and all then-existing Percentage Leases in exercising their rights under this Section 10.

                  g. The first sentence of Section 14 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                  From and after the date of the First Amendment to Master Agreement, (i) an Event of Default (as defined in the Percentage Leases) by the Additional Lessee under a Percentage Lease with respect to a Transfer Hotel will continue to create an Event of Default under the Percentage Leases with respect to all other Transfer Hotels and (ii) an Event of Default by the Lessee under a Percentage Lease with respect to a Remaining Hotel will continue to create an Event of Default under the Percentage Leases with respect to all other Remaining Hotels. From and after the date of the First Amendment to Master Agreement, (i) a default or an Event of Default under a Percentage Lease with respect to a Transfer Hotel shall not constitute a default or an Event of Default under a Percentage Lease with respect to any Remaining Hotel and (ii) a default or an Event of Default with respect to a Remaining Hotel shall not constitute a default or an Event of Default under a Percentage Lease with respect to a Transfer Hotel.

                  h. Section 15a of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                           DEFAULT.

                           a. A "Default by the Lessee" shall exist under this Agreement if any of the following occur:

                                    (I) MINIMUM NET WORTH. During the term of
                           any Percentage Lease, (a) the Additional Lessee fails to maintain a minimum Net Worth as set forth in
                           Section 5 and does not cure any deficiency within 30 days following written notice thereof from the Additional Lessor or (b) the Lessee fails to maintain a minimum Net Worth as set forth in Section 5 and does not cure any deficiency within 30 days following written notice thereof from the Lessor.

                           (II)    DEFAULT UNDER PERCENTAGE LEASES.  An
                           Event of Default occurs under any of the Percentage Leases.

                           (III) OTHER BREACHES. The Lessee or the Additional Lessee fails to comply with any other provision of this Agreement for a period of 30 days after being notified by the Lessor or the Additional Lessor in writing of the provisions of this Agreement with which the Lessee or the Additional Lessee, as the case may be, has failed to comply; provided that if such default (other than a failure to pay any rent under any Percentage Lease when due (after any applicable cure period), which shall be subject to the provisions set forth in the Percentage Leases, and any failure to maintain the minimum Net Worth, which shall be subject to the provisions of subsection 15a(i) above) cannot with due diligence be cured within a 30 day period, such period shall be extended for such reasonable time as the Lessee or the Additional Lessee, as the case may be, promptly and with due diligence commences and continues the cure thereof but in no event for a period of more than 90 days following the date of notice from the Lessor or the Additional Lessor, as the case may be.

                  i. Section 16 of the Original Master Agreement shall be amended such that notices made to the Additional Lessee shall be made in the same manner in which notices are required to be made to the Lessee and notices made to the

         Additional Lessor shall be made in the same manner in which notices are required to be made to the Lessor.

         5.       Certain Expenses Associated with the Additional Lessee.

                  a. The Additional Lessor and the Lessor jointly and severally agree that they shall be responsible for the following costs and expenses related to the organization and on-going maintenance of the Additional Lessee.

                           (i) the costs and expenses of incorporating and
                  organizing the Additional Lessee in Tennessee and qualifying the Additional Lessee to do business in each of the states in which a Transfer Property is located, including all filing fees, reasonable counsel fees and other fees with respect thereto;

                           (ii) all costs and expenses incurred in connection
                  with transferring the 14 Existing Leases and the Existing DTR Lease to the Additional Lessee, including (A) costs and expenses incurred in connection with transferring the related franchise licenses and any other licenses and permits from the Lessee or DTR Lessee to the Additional Lessee, (B) the preparation, negotiation and execution of the Second Consolidated Lease Amendment and Third Consolidated Lease Amendment, the First Amendment to Master Agreement, the management agreements between the Additional Lessee and affiliated managers, the Consolidated Lease Estoppel, Subordination, Attornment and Non-Disturbance Agreement relating to the Transfer Hotels and any other documents entered into by the Additional Lessee in connection with the transfer of the Transfer Properties and (C) reasonable fees and costs of counsel relating to the foregoing;

                           (iii) the ongoing fees, annual business taxes and
                  similar amounts required to be paid to governmental authorities by the Additional Lessee in order to maintain its corporate existence and be qualified to do business and remain in good standing in each of the states in which the Transfer Properties are located (net of such amounts, if any, by which Lessee's or DTR Lessee's obligations have been reduced as a result of the assignment of the 14 Existing Leases and the DTR Lease to the Additional Lessee, taking into account the fact that the Lessee will be required to maintain its qualification to do business in all of the states in which the Transfer Hotels covered by the 14 Existing Leases are located because, incident to the assignment of the 14 Existing Leases by the Lessor to the Additional Lessor and by the Lessee to the Additional Lessee, at the request of the Additional Lessor, the Lessee has been engaged to manage such Hotels); and

                           (iv) The incremental cost with respect to the ongoing
                  administration and accounting of the Additional Lessee to the extent such cost, together with the related costs of the Lessee, exceed the costs that the Lessee and DTR Lessee would otherwise have incurred (A) if the 14 Existing Leases and the Existing DTR Lease had not been transferred to the Additional Lessee and the Additional Lessee had not been formed, and
                  (B) if the Lessee had not been engaged to manage the Transfer Hotels covered by the 14 Existing Leases.

                  (b) In the event the Lessee or the Additional Lessee pays any of the costs or fees for which the Additional Lessor and the Lessor are responsible pursuant to paragraph (a) above, the Lessor and/or the Additional Lessor shall reimburse the Lessee or the Additional Lessee, as applicable, for such costs or fees no later than 30 days following receipt of satisfactory evidence that such amounts were paid.

                  (c) The Lessee and the Additional Lessee agree to cooperate with the Additional Lessor in determining what amounts are payable by the Lessor and the Additional Lessor to the Lessee or the Additional Lessee pursuant to paragraph (a) above and agree that neither the Lessor nor the Additional Lessor shall be responsible for any costs or expenses with respect to the items listed in paragraph (a) above to the extent the Lessee or DTR Lessee would otherwise have been responsible for such costs and expenses (A) if the 14 Existing Leases and the Existing DTR Lease had not been transferred to the Additional Lessee and the Additional Lessee had not been formed, and (B) if the Lessee had not been engaged to manage the Transfer Hotels covered by the 14 Existing Leases.

         6. TRANSFER OF LICENSES AND PERMITS. The parties acknowledge that in order to meet the timing requirements of the Lessor and the Additional Lessor in connection with the transfer of the Transfer Hotels by the Lessor to the Additional Lessor and, incident thereto, the transfer to the Additional Lessee of the interest of the Lessee and the DTR Lessee in the 14 Existing Leases and the Existing DTR Lease, respectively, there has not been sufficient time in which to also effect the transfer of certain licenses and other governmental authorizations (including, in the case of certain of the Transfer Hotels, liquor licenses) with respect to the operation of the Transfer Hotels from the Lessee and the DTR Lessee to the Additional Lessee and to obtain all requisite governmental approvals with respect thereto (collectively, the "Governmental Transfer Approvals"). Accordingly, the parties agree that (a) notwithstanding anything to the contrary contained in the Second Consolidated Lease Amendment (including, without limitation, Sections 8.1 and 8.2 thereof), the absence of the Governmental Transfer Approvals until such time that such Governmental Transfer Approvals initially are obtained shall not constitute a default or an Event of Default under the Second Consolidated Lease Amendment or a "Default by the Lessee" under the Original Master Agreement, as amended hereby, except to the extent the Additional Lessee is in breach of its obligations under paragraph (c) below which breach continues uncured beyond the expiration of the notice and grace periods provided for in Section 16.1(d) of the Second Consolidated Lease Amendment and in Section 15a of the Original Master Agreement, as amended hereby; (b) the Lessor and the Additional Lessor agree, jointly and severally, to indemnify, defend (with counsel reasonably acceptable to the Additional Lessee), and hold harmless the Additional Lessee and its officers, directors and controlling persons from and against any losses, claims, damages, expenses or liabilities (or actions in respect thereof) to which the Additional Lessee or its officers, directors or controlling persons may become subject by reason of the absence of the Governmental Transfer Approvals; and (c) at the expense of the Lessor and the Additional Lessor as set forth in Section 5 above, the Additional Lessee shall promptly apply for and diligently seek the Governmental Transfer Approvals and the Lessor, the Additional Lessor, the Lessee, the DTR Lessee and the Additional Lessee shall cooperate with each other in order to expeditiously obtain the Governmental Transfer Approvals.

         7. RECORDING THE SND AGREEMENT. The parties acknowledge that the form in which the SND Agreement has been executed was not appropriate to permit the recording of the SND Agreement in all jurisdictions in which the Transfer Hotels are located. Accordingly, contemporaneously with the execution of this Amendment, counterparts of the SND Agreement are being recorded in some but not all of the jurisdictions in which the Transfer Hotels are located. The Lessor and the Additional Lessor agree that, promptly following the execution of this Amendment, they will have counterparts of the SND Agreement re-executed by all parties thereto in form sufficient to permit, and shall promptly thereafter effect, the recording of the SND Agreement in each jurisdiction in which a Transfer Hotel is located in which the SND Agreement has not previously been recorded.

                                 *    *    *

         As amended hereby, the Original Master Agreement is ratified, confirmed and approved.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       RFS HOTEL INVESTORS, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                       RFS PARTNERSHIP, L.P.

                                       By: RFS Hotel Investors,
                                             Inc., general partner


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                       RFS FINANCING PARTNERSHIP

                                       By: RFS Financing Corporation,
                                            general partner


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------


                                       DOUBLETREE CORPORATION


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                      RFS, INC.

                                      By:
                                          ---------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                             ------------------------------

                                      DTR RFS LESSEE, INC.

                                      By:
                                          ---------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                             ------------------------------


                                      RFS LEASING, INC.

                                      By:
                                          ---------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                             ------------------------------

                                                                       EXHIBIT A

                                 EXISTING LEASE
                                 CURRENT HOTELS

                                                    Number
Franchise and City/                                   of               Transfer                  Remaining
    State Location                                  Rooms               Hotel?                     Hotel?
------------------                                  -------              --------                    --------

HAMPTON INN HOTELS

     Denver, CO (Airport)                            138                No                          Yes
     Denver, CO (Lakewood)                           148                Yes                         No
     Ft. Lauderdale, FL                              123                No                          Yes
     Indianapolis, IN (Airport)                      131                No                          Yes
     Lansing, MI                                     108                No                          Yes
     Warren, MI                                      124                No                          Yes
     Bloomington, MN (Airport)                       135                No                          Yes
     Minnetonka, MN                                  127                No                          Yes
     Hattiesburg, MS                                 116                Yes                         No
     Lincoln, NE                                     111                No                          Yes
     Omaha, NE (Westroads Mall)                      129                Yes                         No
     Oklahoma City, OK (Airport)                     133                Yes                         No
     Tulsa, OK                                       148                No                          Yes
     Memphis, TN (Walnut Grove)                      120                No                          Yes
     Laredo, TX                                      120                No                          Yes

RESIDENCE INN HOTELS

     Sacramento, CA (Cal Expo)                       176                Yes                         No
     Torrance, CA                                    247                No                          Yes
     Wilmington, DE                                  120                No                          Yes
     Orlando, FL                                     176                Yes                         No
     Atlanta, GA (Perimeter-West)                    128                No                          Yes
     Ann Arbor, MI                                    72                Yes                         No
     Kansas City, MO                                  96                No                          Yes
     Fishkill, NY                                    136                No                          Yes
     Charlotte, NC                                    80                Yes                         No
     Providence, RI                                   96                Yes                         No
     Ft. Worth, TX (River Plaza)                     120                Yes                         No
     Tyler, TX                                       128                No                          Yes


                                                    Number
Franchise and City/                                   of               Transfer                  Remaining
   State Location                                   Rooms               Hotel?                     Hotel?
------------------                                  -------            --------                  ---------

HOLIDAY INN EXPRESS HOTELS

     Arlington Heights, IL                           125                No                          Yes
     Downers Grove, IL                               123                No                          Yes
     Bloomington, MN                                 142                No                          Yes
     Tupelo, MS                                      115                No                          Yes
     Franklin, TN                                    120                No                          Yes
     Austin, TX (I-35 Airport)                       125                Yes                         No
     Milwaukee, WI (Mayfair Mall)                    122                No                          Yes

HOLIDAY INN HOTELS

     Crystal Lake, IL                                197                Yes                         No
     Louisville, KY (So. West)                       169                No                          Yes
     Lafayette, LA (Central)                         242                No                          Yes
     Flint, MI (Gateway Center)                      173                No                          Yes
     Clayton, MO (Clayton Plaza)                     253                No                          Yes
     Columbia, SC (Coliseum)                         175                No                          Yes

COMFORT INN HOTELS

     Atlanta, GA (Conyers)                            83                No                          Yes
     Atlanta, GA (Marietta)                          186                Yes                         No
     Farmington Hills, MI                            135                No                          Yes
     Grand Rapids, MI                                109                No                          Yes
     Clemson, SC                                     122                No                          Yes
     Ft. Mill, SC (Carowinds)                        155                Yes                         No

HAWTHORNE SUITES HOTEL

     Atlanta, GA (NW)                                200                No                          Yes

EXECUTIVE INN HOTEL

     Tupelo, MS                                      115                No                          Yes

                                                                       EXHIBIT B

                                                EXISTING DTR LEASE
                                                   CURRENT HOTEL

                                                   Number
Franchise and City/                                  of                Transfer                  Remaining
   State Location                                   Rooms               Hotel?                     Hotel?
------------------                                 -------             --------                  ---------

DOUBLETREE HOTEL

     Del Mar, CA                                     220                Yes                         No